Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended November 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,443,286
Unrealized Gain (Loss) on Market Value of Commodity Futures	(2,522,601)
Dividend Income	551,261
Interest Income	323,374
Total Income (Loss)	$1,795,320

Expenses
Management Fees	$184,903
Professional Fees	39,022
Brokerage Commissions	15,209
Directors' Fees and insurance	11,056
Total Expenses	$250,190
Net Income (Loss)	$1,545,130

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/25	$281,228,313
Net Income (Loss)	1,545,130

Net Asset Value End of Month	$282,773,443
Net Asset Value Per Share (3,600,000 Shares)	$78.55

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended November 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$5,002,500
Unrealized Gain (Loss) on Market Value of Commodity Futures	1,854,959
Dividend Income	699,908
Interest Income	335,476
ETF Transaction Fees	1,750
Total Income (Loss)	$7,894,593

Expenses
Management Fees	$176,366
Professional Fees	53,954
Brokerage Commissions	4,958
Directors' Fees and insurance	10,464
Total Expenses	$245,742
Net Income (Loss)	$7,648,851

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/25	$334,946,146
Additions (100,000 Shares)	3,135,934
Withdrawals ((600,000) Shares)	(18,844,145)
Net Income (Loss)	7,648,851

Net Asset Value End of Month	$326,886,786
Net Asset Value Per Share (10,150,000 Shares)	$32.21

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended November 30, 2025

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$8,445,786
Unrealized Gain (Loss) on Market Value of Commodity Futures	(667,642)
Dividend Income	1,251,169
Interest Income	658,850
ETF Transaction Fees	1,750
Total Income (Loss)	$9,689,913

Expenses
Management Fees	$361,269
Professional Fees	92,976
Brokerage Commissions	20,167
Directors' Fees and insurance	21,520
Total Expenses	$495,932
Net Income (Loss)	$9,193,981

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 11/1/25	$616,174,459
Additions (100,000 Shares)	3,135,934
Withdrawals (600,000 Shares)	(18,844,145)
Net Income (Loss)	9,193,981

Net Asset Value End of Month	$609,660,229

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended November 30, 2025 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596